                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 LOGICON, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                               [LOGO OF LOGICON]

                             TORRANCE, CALIFORNIA

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD MONDAY, AUGUST 5, 1996

TO THE STOCKHOLDERS OF LOGICON, INC.

  The Annual Meeting of Stockholders of Logicon, Inc. will be held in the Roman Room, The Biltmore Hotel, 506 South Grand, Los Angeles, CA 90071, on Monday, August 5, 1996, at 10:30 a.m. Pacific Daylight Savings Time, to consider and act upon the following matters:

    (1) the election of three Directors;

    (2) the amendment to the Logicon, Inc. 1979 Restricted Stock Purchase
  Plan;

    (3) the amendment to the Logicon, Inc. 1992 Employee Incentive Stock Option Plan;

    (4) such other business as may properly come before the meeting.

  The Board of Directors, pursuant to the By-Laws, has set June 4, 1996, at the close of business, as the record date for the meeting. Only stockholders of record of the Company on the record date will be entitled to receive notice of, and to vote at, the meeting and any adjournments thereof. All stockholders are cordially invited to attend the meeting in person.

  A complete list of stockholders entitled to vote at the meeting will be open for examination by any stockholder for ten days prior to the meeting, at the office of the Secretary, 3701 Skypark Drive, Suite 200, Torrance, California 90505, during regular business hours.

                                          By Order of the Board of Directors of
                                                 LOGICON, INC.

                                           /s/ E. BENJAMIN MITCHELL, JR.

                                           E. BENJAMIN MITCHELL, JR.
                                                   Secretary
June 25, 1996

  IT IS DESIRABLE THAT AS MANY AS POSSIBLE OF THE STOCKHOLDERS BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY. YOU MAY REVOKE OR CHANGE YOUR PROXY AT ANY TIME BEFORE THE VOTING. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. A RETURN ENVELOPE IS ENCLOSED FOR YOUR USE AND NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE RESPOND AS SOON AS POSSIBLE.

                               [LOGO OF LOGICON]

                              3701 SKYPARK DRIVE
                          TORRANCE, CALIFORNIA 90505
                                (310) 373-0220
         (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

                                PROXY STATEMENT

                 (APPROXIMATE DATE OF MAILING--JUNE 25, 1996)

                               ----------------

                              GENERAL INFORMATION

  Your Proxy in the enclosed form is solicited by the Board of Directors of Logicon, Inc. (the "Company") for use at its Annual Meeting of Stockholders to be held on August 5, 1996, and any postponement or adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

  The 13,998,313 shares of common stock outstanding as of June 4, 1996, are the only voting securities issued by the Company. Each stockholder of record at the close of business on June 4, 1996, is entitled to one vote for each share then held. The holders of a majority of the shares entitled to vote, which are present or represented by Proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

  Any stockholder giving a Proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking the Proxy or substituting a duly executed Proxy bearing a later date. Any Proxy given by a stockholder will be revoked automatically if the stockholder who has given the Proxy is present at the meeting and elects to vote in person. Unless revoked, the Proxy will be voted as specified therein.

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE COMMUNICATIONS DEPARTMENT AT THE COMPANY'S ADDRESS ABOVE.

I. ELECTION OF DIRECTORS

NOMINEES AND VOTING

  The By-Laws provide for a seven-member Board of Directors that is divided into three classes. Three Directors for Class III are to be elected to serve until the 1999 Annual Meeting of Stockholders. The terms of the other four Directors do not expire until 1997 or 1998.

  The Board of Directors has nominated the three individuals indicated as nominees below, and the shares represented by Proxies solicited by the Board of Directors will be voted, unless otherwise directed, for these three individuals. Should any of the nominees fail to accept nomination at the meeting, the Proxies solicited by the Board of Directors will be voted for the remaining nominees, and for such other person(s) as the Nominating Committee may nominate, or the size of the Board will be reduced. Stockholders may nominate persons to the Board of Directors if done in compliance with the provisions of the Company's By-Laws. The affirmative vote of the holders of a majority of the shares of common stock, which are present or represented and entitled to vote at the Annual Meeting, or any adjournment thereof, is required in order to elect the nominees listed below. Abstentions and broker non-votes will not count towards the election of these nominees.

  The Board of Directors does not know of any matters to be voted upon at the Annual Meeting other than as listed in the Notice of Annual Meeting of Stockholders and discussed herein. However, if other matters properly come before the meeting or any adjournments thereof, the persons named in the Proxy will vote the shares represented by the Proxy as directed by the Board of Directors. Stockholders may properly bring business before the meeting if done in compliance with the provisions of the Company's By-Laws.

  Biographical information concerning each of the nominees and Directors continuing in office is presented below:

Nominees for Directors for Three-Year Term Ending 1999, Class III:

  DR. CHARLES T. HORNGREN (age 69, Director since 1993). On June 1, 1993 Dr. Horngren was elected to Class III of the Board of Directors. Dr. Horngren has been the Edmund W. Littlefield Professor of Accounting at Stanford University since 1966 and presently serves on the Board of Directors of ABM Industries, Inc.

  W. EDGAR JESSUP, JR. (age 73, Director since 1969). For more than five years Mr. Jessup has been a partner in the law firm of Ervin, Cohen & Jessup, the firm which has been counsel to the Company since its formation in 1961.

  JOHN R. WOODHULL (age 62, Director since 1965). Mr. Woodhull has served as President and Chief Executive Officer of the Company for more than the past five years. He also serves on the Board of Directors of Sunrise Medical, Inc. and FirstFed Financial Corp.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE THREE NOMINEES NAMED ABOVE.

Directors Whose Terms Expire in 1997, Class I

  JAMES L. HESBURGH (age 62, Director since 1995). On October 5, 1995 Mr. Hesburgh was elected to Class I of the Board of Directors. Mr. Hesburgh has been the President and Chief Executive Officer of James L. Hesburgh International, Inc. since 1977 and presently serves on the Board of Directors of Fremont Funding Corporation, FirstFed Financial Corp. and Toastmaster, Inc.

  ROBERT G. WALDEN (age 71, Director since 1989). On October 12, 1989 Mr. Walden was elected to Class I of the Board of Directors. From 1977 to September, 1989 Mr. Walden was Senior Vice President and Chief Financial Officer of the Company.

Directors Whose Terms Expire in 1998, Class II

  CHARLES F. SMITH (age 63, Director since 1993). On June 1, 1993 Mr. Smith was elected to Class II of the Board of Directors. Since 1983 Mr. Smith has been the President and Chief Executive Officer of Charles F. Smith & Co., Inc. He also serves on the Board of Directors of FirstFed Financial Corp., Fremont Funding Corporation and Sizzler International.

  ROLAND R. SPEERS (age 62, Director since 1977). Mr. Speers, formerly a partner at the law firm of Speers, Dana, Teal, Balfour & MacDonald, now has his own law practice.

BOARD COMPENSATION AND BENEFITS

  Non-Employee Directors are compensated at the rate of $1,300 per month, plus $1,300 for each Board or committee meeting attended. Additionally, under agreements entered into on December 9, 1994, Non-Employee Directors retire at age 75. Under the terms of these agreements, which replace the previous agreements of February 7, 1992, Non-Employee Directors who have five or more years of service and resign or retire may elect to continue serving as a Director Emeritus to provide consulting services from time to time as requested. Under the terms of the agreements, a former Director will be entitled to receive amounts for a period equal to the lessor of 120 months or the number of months of service provided as a Non-Employee Director. The amount of the payment is based on the monthly amount that the former Director was receiving at the time of his retirement.

  Effective October 5, 1995, J.R. Johnson, who served on the Board of Directors since 1977, retired from the Board of Directors after reaching the age of 75. Mr. Johnson continues to serve as a Director Emeritus and receives a monthly payment of $1,300.

  Under the Company's 1991 Stock Option Plan for Non-Employee Directors each person serving as a Non-Employee Director on February 8, 1991 received a grant of stock options for 6,500 shares of common stock of the Company at the fair market value of such shares on that date. In addition, each Non-Employee Director received a grant of stock options for 750 shares of common stock of the Company at the fair market value of such shares on February 8, 1994, and will receive the same number of shares each February 8 thereafter until the end of the plan on February 8, 2001. The plan also provides that, from August 5, 1991 until February 8, 2001, each new Non-Employee Director first elected after February 8, 1991 will receive a one-time grant of stock options on the date of such election for 6,500 shares of common stock of the Company at the fair market value of such shares on that date. All of the above stock options will have a term of five years from the date of grant and will generally not become exercisable until two years from that date.

COMMITTEES OF THE BOARD

  The Board of Directors held 8 meetings during the fiscal year ended March 31, 1996. During that period, overall attendance at Board and Committee meetings was 97.8%.

  The Audit Committee, which held 2 meetings during Fiscal Year 1996, consists of Messrs. Horngren, Jessup, Speers and Walden. The Audit Committee meets with the Company's independent accountants, reviews external and internal audit plans and the Company's financial controls, and reviews and approves in advance the scope of the audit and estimated fees for such audit services.

  The Executive Committee, which did not meet during Fiscal Year 1996, consists of Messrs. Jessup, Smith, Speers and Woodhull. The Executive Committee acts on behalf of the Board as appropriate.

  The Nominating Committee, which held one meeting during Fiscal Year 1996, consists of Messrs. Smith, Speers and Woodhull. The Nominating Committee selects nominees for election to the Board.

  The Executive Compensation Committee, which held two meetings during Fiscal Year 1996, consists of Messrs. Hesburgh, Smith and Speers. The Executive Compensation Committee reviews and establishes remuneration arrangements for the Executive Officers of the Company.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  No current Executive Officer of the Company serves on the Executive Compensation Committee and there are no "interlocks", as defined by the Securities and Exchange Commission.

II. AMENDMENT TO THE LOGICON, INC. 1979 RESTRICTED STOCK PURCHASE PLAN

  The proposed amendment to the Logicon, Inc. 1979 Restricted Stock Purchase Plan (the "1979 Plan"), which was adopted by the Directors on June 7, 1996, subject to stockholder approval, will add several features to the existing 1979 Plan. The description of the amendment is qualified in its entirety by reference to the text of such amendment set forth in Appendix A.

 Principal Features of the Amendment

  First, the amendment will allow for the award of incentive stock options as defined by Section 422 of the Internal Revenue Code (the "Code") and non-statutory (or non-incentive) options out of the 1979 Plan. Second, the amendment is designed to qualify the 1979 Plan as a performance based plan as defined in Section 162(m) of the Code. Designation as a performance based plan will allow the Company to preserve its tax deductions for certain awards under the 1979 Plan. Third, the 1979 Plan will allow participants to use Company stock to pay for stock purchases, option exercises and tax withholding. Fourth, the name of the 1979 Plan will be changed to "Logicon, Inc. 1979 Restricted Stock Purchase and Stock Option Plan". All other provisions of the 1979 Plan remain unchanged.

STOCK SUBJECT TO THE 1979 PLAN

  The stock to be offered under the amendment will be authorized but unissued shares of the Company's $.10 par value common stock. The 1979 Plan currently has 1,189,190 shares available for issue and no additional shares have been added as a result of the amendment.

  The current number of shares available for issue are subject to adjustment upon the occurrence of certain events, including stock splits, stock dividends, mergers, consolidations, reorganizations, recapitalizations, or other capital structure adjustments.

ADMINISTRATION OF THE 1979 PLAN

  The amendment does not change the current administration of the 1979 Plan which is administered by the Executive Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee consists of three members of the Board who are disinterested Directors and, therefore, not eligible to participate in the 1979 Plan. The Committee determines and designates those Officers and key employees who will be eligible to be granted stock options under the 1979 Plan and the number of shares to be subject to such options. The Committee also has the authority to interpret the 1979 Plan and to prescribe, amend, and rescind rules and regulations relating to the 1979 Plan.

GRANT OF OPTIONS

  Only Officers and key employees, as determined by the Committee, of the Company or any of its subsidiaries are eligible to participate in the 1979 Plan. Directors of the Company who are not employees are not eligible to participate in the 1979 Plan.

  The option price for incentive stock options shall be 100% of the fair market value of the Company's common stock on the date of grant of the stock option. However, any option granted to an employee who owns more than 10% of the Company's outstanding stock must have an exercise price of at least 110% of the fair market value on the date of the option grant.

  For a Participant to obtain the favorable tax consequences described below, the aggregate fair market value (determined on the date an option is granted) of the Company's stock for which an employee may be granted incentive stock options in any calendar year shall not exceed $100,000.

  No employee shall receive options to purchase more than 300,000 shares of Company stock under the 1979 Plan in any one calendar year. This amount shall be proportionally adjusted pursuant to the anti-dilution provisions of the 1979 Plan.

  The Committee shall have the discretion to award options which do not constitute incentive stock options under Section 422 of the Code, provided any such options are designated non-incentive stock options. Any non-incentive stock options granted under the 1979 Plan will be subject to all the provisions of the 1979 Plan, except that the dollar limitation on the amount of option shares and option prices stated above shall not apply.

EXERCISE OF OPTIONS

  All options granted under the 1979 Plan shall have a term which does not exceed 10 years. The term of each individual option shall be decided at the discretion of the Committee. The Committee shall decide whether the options shall be exercised in installments, or all at one time.

  Payment for the exercise of an option shall be by cash or cashier's check, or the employee may tender existing shares of the Company's common stock previously owned by the Participant having a fair market value equal to the exercise price. A Participant may also execute a Promissory Note to the Company for payment of the option exercise price. In addition to the payment methods described above, the option granted to any eligible Participant may provide that the option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding required under the Code. In addition, a Participant may satisfy any applicable tax withholding requirement utilizing any of the methods of payment described above, including the delivery of previously owned Company shares. The Company shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price.

  If a Participant terminates employment with the Company for reasons other than death or permanent disability, and not in violation of his/her option agreement, the Participant will have three months to exercise the option. If employment is terminated for reasons of death or permanent disability, the Participant or his/her beneficiary shall have twelve months in which the option may be exercised, provided the option does not expire at an earlier date by its own terms.

AMENDMENT & TERMINATION

  Unless previously terminated by the Board of Directors, the 1979 Plan will terminate as of December 31, 1999. The Board may at any time suspend, amend or terminate the 1979 Plan. However, no such amendment shall, without the approval of a majority of the stockholders, increase the maximum number of shares that may be issued under the 1979 Plan, decrease the minimum option price, increase the maximum term of the options or otherwise materially increase the benefits accruing to the participants under the 1979 Plan.

FEDERAL INCOME TAX CONSEQUENCES

  The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the 1979 Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

  THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE LAW IN THIS AREA. EMPLOYEES ELIGIBLE UNDER THE 1979 PLAN SHOULD CONSULT THEIR OWN TAX ADVISORS PRIOR TO THE EXERCISE OF ANY OPTION AND PRIOR TO THE DISPOSITION OF ANY SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF AN OPTION.

  Options granted under the 1979 Plan are intended to constitute "incentive stock options" as defined in Section 422 of the Code. No taxable income will be recognized by the Participant at the time of a grant of an incentive stock option. The bargain element (difference between fair market value on day of exercise and the option price) at the time of exercise on incentive stock options is an item of tax preference required to be included in the alternative minimum tax calculation. Thus, the exercise of an incentive stock option may be a taxable transaction depending on the applicable tax preference exclusion for each individual. If the holding requirements of Section 422 are met, primarily that the Participant does not sell the stock received under the option within two years of the date of grant and not within one year from date of exercise, any gain (loss) realized by the Participant upon disposition of the stock will be treated as a long-term capital gain (loss). If the requirements of Section 422 are met by the Participant, the Company will not be entitled to a deduction for federal income tax purposes as a result of the issuance of such stock pursuant to the option.

  If the stock acquired through the exercise of an incentive stock option is disposed of prior to the holding period requirements as outlined above, the Participant will recognize ordinary income on any gain realized during the period in which the disqualifying disposition occurred. When such a disqualifying disposition occurs, ordinarily the Company will be entitled to take a deduction for federal income tax purposes. The size of the Company's deduction shall be equal to the amount of ordinary income recognized by the Participant.

  Options granted under the 1979 Plan which are intended to be non-incentive stock options have different tax consequences. Upon exercise of a non-incentive stock option, the Participant will recognize ordinary income equal to the amount by which the fair market value on the date the option is exercised exceeds the option price. Accordingly, shares acquired through the exercise of non-incentive stock options shall have basis equal to the fair market value on the date of exercise. Gain (loss) recognized on the disposition of the shares will qualify for long-term capital gain (loss) treatment only if the shares have been held for more than one year after date of exercise, or such other holding period for capital gain (loss) as may be set forth in the Code.

  The 1979 Plan initially was approved by stockholders on August 4, 1980 and subsequently amended and approved by stockholders on August 7, 1989 to extend the 1979 Plan for ten years. The affirmative vote of the holders of a majority of the shares of common stock which are present or represented and entitled to vote at the Annual Meeting of Stockholders is required in order to approve this amendment.

  THE BOARD OF DIRECTORS BELIEVES THE AMENDMENT TO BE IN THE BEST INTERESTS OF THE COMPANY AND STRONGLY URGES YOU TO VOTE "YES" ON THIS PROPOSAL.

III. AMENDMENT TO THE LOGICON, INC. 1992 EMPLOYEE INCENTIVE STOCK OPTION PLAN

  On June 7, 1996, the Board adopted, subject to approval by stockholders, certain amendments to the Logicon, Inc. 1992 Employee Incentive Stock Option Plan (the "1992 Stock Option Plan"), described herein and in Appendix B. The description of the amendment is qualified in its entirety by reference to the text of such amendment set forth in Appendix B.

  First, the amendment provides that no employee shall receive options to purchase more than 300,000 shares of Company stock under the 1992 Stock Option Plan in any one calendar year. This provision is designed to qualify the 1992 Stock Option Plan as a performance based plan as defined in Section 162(m) of the Code. Designation as a performance based plan will allow the Company to preserve its tax deductions for certain awards under the 1992 Stock Option Plan. Second, the 1992 Stock Option Plan will allow Participants to use Company stock to pay for tax withholding.

  The 1992 Stock Option Plan was initially approved by stockholders on August 5, 1991 and subsequently amended on October 11, 1991 to allow for an early retirement provision. The 1992 Stock Option Plan currently has 1,426,200 shares available for issue and no additional shares have been added as a result of this amendment. The affirmative vote of the holders of a majority of the shares of Common Stock which are present or represented and entitled to vote at the Annual Meeting of Stockholders is required in order to approve this amendment.

  THE BOARD OF DIRECTORS BELIEVES THE AMENDMENT TO BE IN THE BEST INTERESTS OF THE COMPANY AND STRONGLY URGES YOU TO VOTE "YES" ON THIS PROPOSAL.

IV. EXECUTIVE COMPENSATION COMMITTEE REPORT

  This report is furnished by the Executive Compensation Committee of the Board of Directors of Logicon, Inc. (the "Executive Compensation Committee") which is composed of the individuals listed below who are outside directors with responsibility for setting the policies and overseeing the administration of all compensation matters for the Executive Officers of the Company.

  The Executive Officer compensation program has been designed to provide Executive Officers with total direct compensation which is competitive with companies of similar size having comparable performance and serving similar markets. The objectives of the program are to:

  .  enhance stockholder value;

  . motivate the Executive Officers to achieve long-term business goals and reward them accordingly;

  . provide compensation opportunities which are competitive to those offered by employers of comparable size, thus allowing the Company to compete for and retain talented executives who are critical to the long-term success of the Company; and

  . align the interests of Executive Officers with the long-term interests of stockholders through award opportunities that can result in ownership of common stock.

  The Executive Compensation Committee has employed independent compensation specialists to help design the total direct compensation program and to verify that compensation levels are competitive with companies of similar size and with similar performance. In addition, the Executive Compensation Committee tests its actions against compensation survey information which the Company purchases.

  The Executive Compensation Committee is aware that the Internal Revenue Code restricts Corporate tax deductions for certain compensation paid to executive officers of publicly held companies. In order to qualify the Logicon, Inc. 1979 Restricted Stock Purchase Plan and the Logicon, Inc. 1992 Employee Incentive Stock

Option Plan as "performance based" plans as defined in Section 162(m) of the Internal Revenue Code, the Company is proposing amendments to both plans which establish 300,000 as the maximum annual grant of option shares to any employee during any one calendar year under each Plan.

                      THE EXECUTIVE COMPENSATION PROGRAM

  Compensation paid the Executive Officers in Fiscal Year 1996, as reflected in the Summary Compensation Table, consisted of the following elements: base salary, annual bonus, restricted stock purchased, incentive stock options, performance units and amounts under certain employee benefit plans.

                          ANNUAL COMPENSATION PROGRAM

  The annual compensation for Executive Officers consists of a base salary and an annual bonus. The total value of the salary and bonus is designed to be competitive with other companies of a similar size and performance. Such compensation, which is established with the assistance of independent compensation specialists, is deemed to be competitive if it is within ten percent of the median for similar sized companies. The annual bonus is determined by the performance of the executive and his operating unit and although the actual amount of the bonus is subjective, the Executive Compensation Committee considers several factors consisting of profits, bookings, use of capital, achievement of goals and a discretionary element.

                        LONG-TERM COMPENSATION PROGRAM

 Restricted Stock Purchase Plan

  Sales of restricted stock to Executive Officers under the 1979 Restricted Stock Purchase Plan are designed to align the long-term interests of the Company's Executive Officers and its stockholders. Under the Restricted Stock Purchase Plan the Executive Compensation Committee selects the employees who are eligible to purchase stock under the terms of the plan and determines the number of shares available for purchase. The employees selected are entitled to purchase "restricted" shares of the Company's common stock at a discount from market value. Generally, the restriction (which prevents the stock from being sold) is removed from a percentage of the shares after the date of purchase. However, legends prohibiting transfers remain on the certificates and are not removed until loans which may have been made by the Company to the participant in connection with the purchase of the shares have been satisfied. The Executive Compensation Committee has full discretion in determining the percentage restriction and loan requirements with respect to the Restricted Stock Purchase Plan.

  Sales of restricted stock to Executive Officers are determined as part of the total direct compensation package with the assistance of independent compensation specialists. In determining the number of shares of restricted stock to be sold to Executive Officers, the Executive Compensation Committee takes into account the Executive Officer's level of responsibility and practices of other companies. The Executive Compensation Committee does not take into consideration restricted stock previously purchased by the Executive Officer.

 Incentive Stock Option Plan

  Grants of incentive stock options to Executive Officers under the 1992 Incentive Stock Option Plan are also designed to align the long-term interests of the Company's Executive Officers and its stockholders. Under the Incentive Stock Option Plan the Executive Compensation Committee selects the employees who are eligible to receive option awards to purchase the Company's common stock at a price fixed to the market price on the date of the option award.

  Grants of incentive stock options to Executive Officers are determined as part of the total direct compensation package with the assistance of independent compensation specialists. In determining the number of options to be awarded to Executive Officers, the Executive Compensation Committee takes into account the Executive Officer's level of responsibility and practices of other companies. The Executive Compensation Committee does not take into consideration options previously granted to the Executive Officer.

 Performance Units Plan

  The Performance Units Plan represents a second element of an Executive Officer's long-term compensation. Under the plan, Executive Officers and key management employees may receive awards, made by the Executive Compensation Committee, which represent the right to receive a cash payment at the end of an "incentive period" of three consecutive fiscal years commencing with the first day of the fiscal year in which the units are awarded. The amount of payment depends on the Company's cumulative earnings per share over the three year period and the number of units awarded.

  In awarding the performance units, which are considered as part of the Executive Officer's total compensation package, the Executive Compensation Committee takes into account the Executive Officer's level of responsibility and competitive practices of other companies.

                 MR. WOODHULL'S FISCAL YEAR 1996 COMPENSATION

  The total compensation package provided to Mr. Woodhull in Fiscal Year 1996 consisted of a base salary, annual bonus, incentive stock options, performance units and amounts under certain employee benefit plans. The total direct compensation package is designed to be competitive with other companies of a similar size and is established with the assistance of independent compensation specialists.

  Mr. Woodhull's total annual compensation (salary plus annual bonus) is designed to be competitive with companies of a similar size. Although the actual amount of Mr. Woodhull's annual bonus is subjective, the Executive Compensation Committee considers the overall financial performance of the Company and his individual performance as an executive officer.

  The long-term portion of Mr. Woodhull's compensation package consists of performance units and incentive stock options. The value of the long-term awards is designed to be consistent with competitive practices of similar sized companies. Compensation specialists have been retained by the Executive Compensation Committee to provide recommendations regarding competitive practices of similar sized companies. These recommendations have been taken into consideration by the Executive Compensation Committee in determining Mr. Woodhull's long-term compensation consistent with competitive practices.

  The Executive Compensation Committee believes that the award of incentive stock options to Mr. Woodhull encourages long-term performance while aligning stockholder and management interests regarding the value of the common stock. The Executive Compensation Committee does not take into consideration stock options previously granted to Mr. Woodhull. The performance units incentivize management to achieve long-term earnings performance. The amount of payment depends on the Company's cumulative earnings per share over the three year period and the number of units awarded.

SUBMITTED BY THE EXECUTIVE COMPENSATION COMMITTEE
OF THE COMPANY'S BOARD OF DIRECTORS:

James L. Hesburgh
                               Charles F. Smith                Roland R. Speers

  The following table summarizes the total compensation of the Chief Executive Officer and the four other most highly compensated Executive Officers of the Company ("the Named Executive Officers") for Fiscal Year 1996, as well as the total compensation paid to each such individual for the Company's two previous fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                                LONG-TERM COMPENSATION
                                                             -------------------------------
                                    ANNUAL COMPENSATION            AWARDS           PAYOUTS
                                ---------------------------- --------------------- ---------
                                                      OTHER                        LONG-TERM   ALL
                                                     ANNUAL  RESTRICTED            INCENTIVE  OTHER
                                                     COMPEN-   STOCK       STOCK     PLAN    COMPEN-
        NAME AND         FISCAL                      SATION  PURCHASED    OPTIONS   PAYOUTS  SATION
   PRINCIPAL POSITION     YEAR  SALARY ($) BONUS ($) ($)(1)    ($)(2)     (SHARES)    ($)      ($)
   ------------------    ------ ---------- --------- ------- ----------   -------- --------- -------
John R. Woodhull          1996   $325,548  $335,000    --         None     14,400  $348,000  $73,163(8)
 President & Chief        1995    310,740   300,000    --     $121,800(3)    None   165,103   70,670
 Executive Officer        1994    296,916   275,000    --      110,938       None   307,200   68,327
Frank T. Cummings         1996    217,448   105,000    --       53,382(4)    None   116,800   37,533(9)
 Vice President           1995    208,827    91,500    --       51,100       None    73,280   36,816
                          1994    199,328    77,000    --       48,813       None   136,000   32,576
James E. Dalton           1996    217,448   100,000    --       53,382(5)    None   117,400   39,014(10)
 Vice President           1995    209,088    92,500    --       51,100       None    73,878   33,324
                          1994    199,844    89,000    --       48,813       None   139,800   30,625
Dr. James F. Harvey       1996    217,448   103,500    --         None      6,100   116,800   29,481(11)
 Vice President           1995    208,724   103,000    --       51,100(6)    None    73,280   59,536
                          1994    199,328   101,000    --       48,813       None   136,000   76,419
Ralph L. Webster          1996    186,832    90,000    --         None      5,200    98,600   26,409(12)
 Vice President &         1995    179,232    88,000    --       44,100(7)    None    61,913   25,215
 Chief Financial Officer  1994    169,780    85,000    --       42,156       None   116,000   24,753

- --------
 (1) Where dashes are indicated, there is no requirement to report.

 (2) Dividends are paid at the same rate paid to all stockholders.

 (3) As of the last day of Fiscal Year 1996 Mr. Woodhull held in the aggregate 59,800 shares of restricted stock with a net pre-tax value of $1,371,700 (equal to the market price of the shares less consideration paid by Mr. Woodhull).

 (4) As of the last day of Fiscal Year 1996, Mr. Cummings held in the aggregate 31,340 shares of restricted stock with a net pre-tax value of $690,635 (equal to the market price of the shares less consideration paid by Mr. Cummings).

 (5) As of the last day of Fiscal Year 1996, Mr. Dalton held in the aggregate 51,340 shares of restricted stock with a net pre-tax value of $1,268,135 (equal to the market price of the shares less consideration paid by Mr. Dalton).

 (6) As of the last day of Fiscal Year 1996, Dr. Harvey held in the aggregate 44,100 shares of restricted stock with a net pre-tax value of $1,135,900 (equal to the market price of the shares less consideration paid by Dr. Harvey).

 (7) As of the last day of Fiscal Year 1996, Mr. Webster held in the aggregate 32,100 shares of restricted stock with a net pre-tax value of $793,775 (equal to the market price of the shares less consideration paid by Mr. Webster).

 (8) Includes (i) $12,880 allocated by the Company to Mr. Woodhull's account under the Company's Profit Sharing Plan; (ii) a $42,293 payment equal to the lost Company Profit Sharing Plan allocation caused by IRS limitations; (iii) $9,728 allocated by the Company to Mr. Woodhull's account under the Company's Employee Stock Purchase Plan; and (iv) the portion of the Group Term Life Insurance Premium reportable as income $8,262.

 (9) Includes (i) $12,880 allocated by the Company to Mr. Cummings' account under the Company's Profit Sharing Plan; (ii) a $14,701 payment equal to the lost Company Profit Sharing Plan allocation caused by IRS limitations; (iii) $6,524 allocated by the Company to Mr. Cummings' account under the Company's Employee Stock Purchase Plan; and (iv) the portion of the Group Term Life Insurance Premium reportable as income $3,428.

(10) Includes (i) $11,065 allocated by the Company's subsidiary, Logicon R & D Associates ("Logicon RDA"), to Mr. Dalton's account under the Logicon RDA Profit Sharing Plan; (ii) a $11,818 payment equal to the lost Logicon RDA Profit Sharing Plan allocation caused by IRS limitations; (iii) $6,531 allocated by the Company to Mr. Dalton's account under the Company's Employee Stock Purchase Plan; and (iv) the portion of the Group Term Life Insurance Premium reportable as income $9,600.

(11) Includes (i) $9,144 allocated by the Company's subsidiary, Logicon Eagle Technology, Inc., to Dr. Harvey's account under the Logicon Eagle Technology Profit Sharing Plan; (ii) a $10,391 payment equal to the lost Logicon Eagle Technology Profit Sharing Plan allocation caused by IRS limitations; (iii) $6,524 allocated by the Company to Dr. Harvey's account under the Company's Employee Stock Purchase Plan; and (iv) the portion of the Group Term Life Insurance Premium reportable as income $3,422.

(12) Includes (i) $12,880 allocated by the Company to Mr. Webster's account under the Company's Profit Sharing Plan; (ii) a $10,656 payment equal to the lost Company Profit Sharing Plan allocation caused by IRS limitations; and (iii) the portion of the Group Term Life Insurance Premium reportable as income $2,873.

V. STOCK OPTIONS

  Under the Company's 1992 Employee lncentive Stock Option Plan, key employees are selected by the Executive Compensation Committee to receive option awards to purchase the Company's common stock at a price fixed to the market price on the date of the option award. The options awarded under this plan are intended to be incentive stock options as that term is defined by Section 422 of the Internal Revenue Code.

  The following table provides information on stock options granted in Fiscal Year 1996 to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                        INDIVIDUAL GRANTS(1)
- ---------------------------------------------------------------------  POTENTIAL REALIZABLE
                                       % OF                              VALUE AT ASSUMED
                            # OF      TOTAL                           ANNUAL RATES OF STOCK
                         SECURITIES  OPTIONS                          PRICE APPRECIATION FOR
                         UNDERLYING GRANTED TO  EXERCISE               FULL OPTION TERM(2)
                          OPTIONS   EMPLOYEES     PRICE    EXPIRATION ----------------------
          NAME            GRANTED    IN FY 96  (PER SHARE)    DATE        5%         10%
          ----           ---------- ---------- ----------- ---------- ---------- -----------
John R. Woodhull........   14,400      11.8%     $23.375    10/12/00  $   92,996 $   205,498
Frank T. Cummings.......     None       --           --          --          --          --
James E. Dalton.........     None       --           --          --          --          --
Dr. James F. Harvey.....    6,100       5.0%     $23.375    10/12/00  $   39,394 $    87,051
Ralph L. Webster........    5,200       4.3%     $23.375    10/12/00  $   33,582 $    74,207

- --------
(1) The per share option exercise price is the fair market value of the Company's common stock on the date of the grant, and the term of each option is five years. Of the 14,400 options granted to Mr. Woodhull on 10/12/95, 4,278 were exercisable on 12/31/95, 4,278 are exercisable on 10/12/96, 4,278 are exercisable on 10/12/97, and the remaining 1,566 are exercisable on 10/12/98. Of the 6,100 options granted to Dr. Harvey on 10/12/95, 4,275 were exercisable on 12/31/95 and the remaining 1,825 are exercisable on 10/12/96. Of the 5,200 options granted to Mr. Webster on 10/12/95, 4,275 were exercisable on 12/31/95 and the remaining 925 are exercisable on 10/12/96. All options were granted under the Logicon, Inc. 1992 Employee Incentive Stock Option Plan.

(2) In accordance with Securities and Exchange Commission rules, the figures in these columns reflect the value of the options assuming (i) for the 5% column, a five percent annual rate of appreciation in the Company's stock price compounded annually over the term of the option, and (ii) for the 10% column, a ten percent annual rate of appreciation in the Company's stock price compounded annually over the term of the option. The actual gains, if any, on stock option exercises are dependent upon the future performance of the Company's common stock. Accordingly, the amounts reflected in this table may not necessarily be indicative of the actual results obtained.

  The following table summarizes option exercises during Fiscal Year 1996 by the Named Executive Officers, and the value of the options held by such persons at the end of Fiscal Year 1996.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                                              VALUE OF
                                                             NUMBER OF       UNEXERCISED
                                                            UNEXERCISED     IN-THE-MONEY
                                                           OPTIONS AT END OPTIONS AT END OF
                                                           OF FISCAL YEAR    FISCAL YEAR
                                                                1996            1996(1)
                                                           -------------- -----------------
                         SHARES ACQUIRED                    EXERCISABLE/    EXERCISABLE/
          NAME             ON EXERCISE   VALUE RECEIVED(2) UNEXERCISABLE    UNEXERCISABLE
          ----           --------------- ----------------- -------------- -----------------
John R. Woodhull........       None              None       4,278/10,122   $36,363/86,037
Frank T. Cummings.......      6,364          $171,828           0/0              0/0
James E. Dalton.........      6,596           144,287           0/0              0/0
Dr. James F. Harvey.....       None              None       4,275/1,825     36,337/15,512
Ralph L. Webster........      3,456            62,856       4,275/925       36,337/7,862

- --------
(1) Computed as the difference between the option exercise price and $31.875 (the closing market price of the Company's stock at Fiscal Year End).

(2) Computed as the difference between the option exercise price and the closing market price of the Company's stock at the date of exercise.

VI. OTHER REMUNERATION PLANS

  Logicon has several benefit plans for employees and Executive Officers. The following narrative briefly describes each of the benefit plans in which the Executive Officers may participate:

  Logicon has a Profit Sharing Plan intended to provide benefits to qualifying long-term employees. Generally, eligible employees participate in this plan commencing one year after the date of their initial employment, subject to certain dollar amount limitations. Company contributions (which are determined annually by the Board of Directors upon review of the Company's financial condition, its accumulated profits, and expected profits for the fiscal year just ended) and forfeitures are allocated to participants in proportion to their compensation and the number of years of a participant's continuous employment with the Company, and become fully vested seven years after the end of the fiscal year in which such employment commenced. The amounts allocated under this plan in Fiscal Year 1996 to the Named Executive Officers' accounts are disclosed in the Summary Compensation Table.

  The Company's subsidiary, Logicon R & D Associates ("Logicon RDA") has a Profit Sharing Plan intended to provide benefits to qualifying long-term employees. Generally, eligible employees participate in this plan commencing one year after the date of their initial employment, subject to certain dollar amount limitations. The Logicon RDA contributions (which are determined annually by the Logicon RDA Board of Directors upon review of the financial condition, accumulated profits, and expected profits for the fiscal year just ended) and forfeitures are allocated to participants in proportion to their compensation and the number of years of a participant's continuous employment with Logicon RDA, and become fully vested seven years after the end of the fiscal year in which such employment commenced. The amount allocated under this plan in Fiscal Year 1996 to Mr. Dalton's account is disclosed in the Summary Compensation Table.

  The Company's subsidiary, Logicon Eagle Technology, Inc. ("Logicon Eagle Technology") has a Profit Sharing Plan intended to provide benefits to qualifying long-term employees. Generally, eligible employees participate in this plan commencing one year after the date of their initial employment, subject to certain dollar amount limitations. The Logicon Eagle Technology contributions (which are determined annually by the Logicon Eagle Technology Board of Directors upon review of the financial condition, accumulated profits, and expected profits for the fiscal year just ended) and forfeitures are allocated to participants in proportion to their compensation and the number of years of a participant's continuous employment with Logicon Eagle Technology and become fully vested seven years after the end of the fiscal year in which such employment commenced. The amount allocated under this plan in Fiscal Year 1996 to Dr. Harvey's account is disclosed in the Summary Compensation Table.

  The Company's Employee Stock Purchase Plan allows all eligible employees of the Company, and of the Company's wholly-owned subsidiaries, to participate. Amounts voluntarily contributed by a participant may not exceed six percent of the employee's base salary. Under this plan the Company will contribute 50 cents for each dollar contributed by the employee and apply such funds toward the purchase of the Company's common stock. An employee must be a participant in the plan for two years before the Company contribution vests in favor of the participant. Forfeitures serve to reduce the Company contribution. The amounts allocated by the Company under this plan in Fiscal Year 1996 to the Named Executive Officers' accounts are disclosed in the Summary Compensation Table.

  The Board of Directors has approved, and on April 13, 1993 the Company entered into executive termination agreements with Frank T. Cummings, James E. Dalton, Dr. James F. Harvey, Ralph L. Webster, John R. Woodhull and three other Executive Officers who are not named in the Summary Compensation Table, which would provide, in substance, that if a change in control of Logicon were to occur without the Board of Directors approval sometime before the fifth year of the agreement and the Executive Officer's employment terminated for any reason whatsoever, he would receive, as severance compensation, a lump sum equal to three times the sum of his annual salary plus his annual bonus. The annual salary and annual bonus shall be the most recent amounts established by the Executive Compensation Committee prior to the change in control. In the event a change in control occurred during the current fiscal year and all such Executive Officers ended their employment with the Company or were terminated, the maximum liability to the Company would be approximately $7,852,740. The agreements also provide that if a change in control of Logicon were to occur with the Board of Directors approval sometime before the fifth year of the agreement and the Executive Officer did not voluntarily terminate his employment, he would receive monthly payments of one-twelfth ( 1/12) of the sum of his annual salary plus his most recent annual bonus paid immediately prior to the change in control, for a maximum of 24 months after the change in control.

VII. LONG-TERM INCENTIVE PLAN AWARDS TABLE

  In 1979 Logicon adopted the Performance Units Plan. Under this plan, Executive Officers and key management employees may receive awards, made by the Executive Compensation Committee, which represent the right to receive a cash payment at the end of an "incentive period" of three consecutive fiscal years commencing with the first day of the fiscal year in which the units are awarded. Under the plan the per unit value for awards made in Fiscal Year 1996 will range from $0 to $200 depending on the aggregate per share earnings for Fiscal Years 1996, 1997 and 1998. Payment under the plan is based on the cumulative earnings of the Company over the performance period. To receive the minimum payment of fifty dollars per unit the Company's cumulative earnings must correspond to a compound growth rate of six percent for the three year period. To receive a payment of $200 per unit the Company's earnings must achieve a compound growth rate of twenty percent for the three year period.

              PERFORMANCE UNITS PLAN--AWARDS IN LAST FISCAL YEAR

                                                      ESTIMATED FUTURE PAYOUTS
                                                       UNDER NON-STOCK PRICE-
                                        PERFORMANCE          BASED PLANS
                                         OR OTHER    ---------------------------
                                       PERIOD UNTIL    [50]              [200]
                             NUMBER OF MATURATION OR THRESHOLD  TARGET  MAXIMUM
            NAME             UNITS (#)    PAYOUT     ($ OR #)  ($ OR #) ($ OR #)
            ----             --------- ------------- --------- -------- --------
John R. Woodhull............   1,905    March, 1998   $95,250    N/A    $381,000
Frank T. Cummings...........     641    March, 1998    32,050    N/A     128,200
James E. Dalton.............     641    March, 1998    32,050    N/A     128,200
Dr. James F. Harvey.........     641    March, 1998    32,050    N/A     128,200
Ralph L. Webster............     550    March, 1998    27,500    N/A     110,000

VIII. COMMON STOCK PERFORMANCE

  As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a line graph presentation comparing cumulative, five-year stockholder returns on an indexed basis with the S&P 500 Stock Index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Board of Directors has approved the S&P Aerospace/Defense Index which has been used for purposes of the following performance comparison.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
        AMONG LOGICON, INC., S&P 500 INDEX & S&P AEROSPACE/DEFENSE INDEX

                      [PERFORMANCE GRAPH APPEARS HERE]

Measurement Period                            S&P 500     S&P AEROSPACE/
(Fiscal Year Covered)        LOGICON, INC.    INDEX       DEFENSE INDEX
- ---------------------        -------------    --------    --------------
Measurement Pt-1991          $100.00          $100.00     $100.00
FYE 1992                     $146.96          $111.04     $105.27
FYE 1993                     $190.09          $127.95     $119.22
FYE 1994                     $244.27          $129.84     $155.51
FYE 1995                     $318.82          $150.05     $187.29
FYE 1996                     $615.58          $198.22     $289.91


AEROSPACE/DEFENSE INDEX

Boeing Company           Lockheed Martin         Northrop Grumman        Rockwell International
General Dynamics         McDonnell Douglas       Raytheon Company        United Technologies

  There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make nor endorse any predictions as to future stock performance.
LOGO

IX. CERTAIN TRANSACTIONS

  Pursuant to the provisions of the 1979 Restricted Stock Purchase Plan, the Company has loaned certain amounts to Executive Officers. All such loans are secured by the stock sold under the plan and are held by the Company until the loan plus interest (ranging between two and six percent) has been paid off.

  For each Executive Officer who had loans outstanding totaling in excess of $60,000 during Fiscal Year 1996 the amounts shown below reflect (i) the largest aggregate amount of such loans outstanding at any time during Fiscal Year 1996 and (ii) the loan amounts outstanding as of June 4, 1996. For Messrs. Cummings, Dalton, Hartwick, Harvey, Mitchell, Webster and Woodhull, the amounts are (i) $407,724, $431,524, $337,556, $314,397, $206,110, $261,197
and $816,035, respectively, and (ii) $393,924, $417,724, $337,556, $267,882,
$197,830, $227,907 and $753,935, respectively.

X. SHARES OWNED BY DIRECTORS AND NAMED EXECUTIVE OFFICERS

  The following table shows the number of shares of the Company's common stock deemed beneficially owned by each Director and Named Executive Officer and by all Directors and Named Executive Officers as a group on June 4, 1996. The percentage of ownership is calculated on the number of shares outstanding, including shares subject to options owned by such group. The shares held in trust for the benefit of participants in the Employee Stock Purchase Plan are voted by those Directors and Executive Officers who are the members of the Administration Committee for the plan (see footnote (3) below). Accordingly, the 405,425 shares held by the plan on June 4, 1996, have been included as beneficially owned.

                    COMMON STOCK DEEMED BENEFICIALLY OWNED
                     INCLUDING STOCK PURCHASE PLAN SHARES

          NAME                                      AMOUNT (1)    PERCENTAGE (2)
          ----                                      ----------    --------------
DIRECTORS:
  James L. Hesburgh................................     7,250           0.1%
  Charles T. Horngren..............................    24,750           0.2
  W. Edgar Jessup, Jr..............................    61,589           0.4
  Charles F. Smith.................................    17,150           0.1
  Roland R. Speers.................................    42,750           0.3
  Robert G. Walden.................................     3,750           0.0
NAMED EXECUTIVE OFFICER AND DIRECTOR:
  John R. Woodhull.................................   994,514(3)        7.1(3)
NAMES EXECUTIVE OFFICERS:
  Frank T. Cummings................................   216,726           1.5
  James E. Dalton..................................   124,936           0.9
  Dr. James F. Harvey..............................    85,100           0.6
  Ralph L. Webster.................................   130,556           0.9
All Directors and Named Executive Officers as a
 Group............................................. 1,709,071          12.1

- --------
(1) These amounts include 77,700 unissued shares subject to options owned by the Directors and Named Executive Officers. Options awarded prior to the August 23, 1995 two-for-one split of the Company's stock have been adjusted.

(2) The shares subject to options described in the preceding footnote were added to the shares outstanding on June 4, 1996, for purposes of calculating this percentage.

(3) Includes 405,425 shares held by the Trustee of the Employee Stock Purchase Plan of Logicon, Inc., representing 2.9% of the total shares outstanding on June 4, 1996. Mr. Woodhull, as a member of the Employee Stock Purchase Plan Committee, votes these shares, which are purchased for, but not as yet distributed to, the participants in the plan.

XI. OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  Except as indicated, the Company is not aware of any other person or group who beneficially owned more than five percent of its outstanding common stock on March 31, 1996.

                                                      AMOUNT AND
                                                      NATURE OF
                                      NAME OF         BENEFICIAL PERCENT
          TITLE OF CLASS         BENEFICIAL OWNERS    OWNERSHIP  OF CLASS
          --------------      ----------------------- ---------- --------
       Common Stock $.10 Par
        Value                 Harris Associates, L.P.  779,600     5.6%

XII. COMPLIANCE WITH THE SECURITIES EXCHANGE ACT

  The Company's Executive Officers and Directors are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities Exchange Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

  Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during Fiscal Year 1996 all filing requirements applicable to Executive Officers and Directors have been complied with.

XIII. INDEPENDENT ACCOUNTANTS

  Price Waterhouse has served as independent accountants for the Company continuously since 1968 and has again been selected by the Company's Board of Directors to examine the Company's financial records and statements for the current fiscal year. Representatives of Price Waterhouse are expected to attend the Annual Meeting of Stockholders and be available to respond to appropriate questions. The representatives will also have the opportunity to make a formal statement if they so desire.

  During the fiscal year ended March 31, 1996, the Company's independent accountants provided services related to the annual audit, which included reviews of quarterly reports and filings with the Securities and Exchange Commission, and nonaudit services.

  Each year the Audit Committee reviews and approves, in advance, the scope of the audit and the estimated fees for the annual audit services to be provided by the Company's independent accountants.

XIV. STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

  Stockholder proposals which are to be considered for inclusion in next year's Proxy materials for the 1997 Annual Meeting of Stockholders must be received at the Company's address before March 1, 1997.

XV. EXPENSES OF SOLICITATION

  Proxies will be solicited principally by mail, and the cost of soliciting Proxies will be borne by the Company. Although no special arrangements have been made to do so, Proxies may also be solicited by telephone or letter. The Company will request banks, brokers, custodians, and other fiduciaries to solicit their principals who beneficially own common stock of the Company and will reimburse these fiduciaries for their reasonable out-of-pocket expenses of solicitation.

  In addition, the Company has retained Corporate Investor Communications, Inc., a professional firm of proxy solicitors, to assist in the solicitation of Proxies. Management estimates that the fees of such firm will be approximately $6,000, plus out-of-pocket expenses, all of which will be paid by the Company.

XVI. ALL EXECUTIVE OFFICERS OF THE COMPANY

  The following table sets forth, as of June 4, 1996, all of the Executive Officers of the Company, the offices and positions held by each of them, their ages, and the year in which each assumed the office listed.

                                                     YEAR OFFICE
                                                 AGE   ASSUMED     OFFICES AND POSITIONS
                                                 --- ----------- ------------------------
 John R. Woodhull..............................   62    1969     President (a)(b)(c)
 Frank T. Cummings.............................   56    1971     Vice President
 James E. Dalton...............................   65    1985     Vice President
 R. Dean Hartwick..............................   60    1987     Vice President
 Dr. James F. Harvey...........................   56    1990     Vice President
 E. Benjamin Mitchell, Jr......................   42    1989     Vice President--
                                                                  General
                                                                  Counsel/Secretary (b)
 Dan B. Wallace................................   61    1986     Vice President
 Ralph L. Webster..............................   55    1978     Vice President--
                                                                  Chief Financial Officer
                                                                  (b)

- --------
(a) Member of the Board of Directors of the Company.

(b) Logicon Employee Stock Purchase Plan Committee Member.

(c) Executive Committee Member.

  Each of the Executive Officers of Logicon has been with the Company in a senior management or executive capacity for five years or more.

                                  APPENDIX A

               SIXTH AMENDMENT AND RESTATEMENT OF LOGICON, INC.
             1979 RESTRICTED STOCK PURCHASE AND STOCK OPTION PLAN

  Subject to stockholder approval, the former Logicon, Inc. 1979 Restricted Stock Purchase Plan was amended and restated by action of the Board of Directors of Logicon, Inc. as of June 7, 1996 as follows:

1. PURPOSE

  This 1979 Restricted Stock Purchase and Stock Option Plan (the "Plan") is intended to allow employees of Logicon, Inc. ("Logicon") and Subsidiaries which it may have from time to time (together the "Company") to purchase Logicon common stock, at a substantial discount from market value but subject to vesting over a number of years and to issue incentive stock options and non-statutory stock options. The purpose of the Plan is to provide the employees with additional incentives to make significant and extraordinary contributions to the long term performance and growth of the company and to attract and retain employees of exceptional ability. Awards may be concentrated among officers and key management employees. Employees receiving awards under the Plan are herein referred to as "Participants". "Subsidiary" herein shall mean any corporation in an unbroken chain of corporations beginning with Logicon, if at the time of the award each of the corporations other than the last in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2. ADMINISTRATION

  (a) The Plan shall be administered by the Executive Compensation Committee ("the Committee") of the Logicon Board of Directors (the "Board of Directors"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Logicon By-laws and of Delaware law applicable to the Board of Directors except as otherwise provided herein or determined by the Board of Directors.

  (b) The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of the Plan, to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. Any interpretation or construction of the Plan by the Committee, and its action thereunder, shall be binding and conclusive on all persons for all purposes.

  (c) The Company hereby agrees to indemnify and hold harmless any Committee member or any employee of the Company, and the estates and heirs of such Committee member or employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees incurred by such Committee member or employee, which such Committee member or employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with the Plan. Such indemnification shall be paid by the Company to the Committee member, employee, or his estate or heirs to the extent that insurance, if any, does not cover the payment of such items.

  (d) Except for non-incentive stock options granted in accordance with paragraph 5 below, the interpretation and construction by the Committee of any provision of the Plan or of any option agreement or collateral agreement entered into under the Plan shall be in accordance with the provisions of
Section 422 of the Internal Revenue Code (the "Code") and the regulations which may be issued thereunder, in order that all options granted pursuant to the Plan shall constitute "incentive stock options" within the meaning of the Code. No amendment, change or adjustment under any option granted pursuant hereto shall be made if such amendment, change or adjustment would cause any option granted hereunder to cease to so qualify. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final and conclusive.

3. STOCKHOLDER APPROVAL

  No restricted stock shall be issued under the Plan unless and until the Plan is approved by the written consent of a majority of the shares of common stock of the Company or by the affirmative vote of a majority of such shares present or represented at a duly held stockholders' meeting. No options shall be granted under the Plan until an amendment to the Plan specifically permitting the granting of incentive stock options and non-incentive stock options has been approved by the written consent of a majority of the common stock of the Company or the affirmative vote of such shares present or represented at a duly held stockholders' meeting.

4. ELIGIBILITY AND RESTRICTED STOCK AWARDS

  Any employee (including any officer) of the Company shall be eligible to receive an award or successive awards under the Plan. No employee who is a member of the Committee shall be eligible under the Plan. The Committee in its sole discretion shall select the employees to whom awards shall be made and shall designate for each award its date, the price per share, the number of shares subject thereto and all other terms and conditions of such award (which need not be identical to those of any other award but shall be subject to the provisions of this Plan). Notwithstanding the foregoing and subject to paragraph 6, the price per share shall not be less than $5.00 per share unless the market value of Logicon common stock at the time of the award is less than $10.00 per share (for reasons other than a stock split or similar action), in which case the price shall not be less than one-half of such market value.

5. STOCK SUBJECT TO AWARDS; LIMITATIONS PER EMPLOYEE

  (a) The stock subject to awards made under the Plan shall be shares of Logicon's $.10 par value common stock, subject to paragraph 6 below. The total number of shares which may be subject to awards made under the Plan shall not exceed ten percent (10%) of the number of shares issued and outstanding at the time of the award, and in no event shall exceed 1,779,600. This calculation shall include shares issued hereunder but shall exclude awards which lapse and shares repurchased by Logicon hereunder. It shall be in addition to shares, options and awards under all other employee benefit plans of the Company. The stock subject to awards shall be authorized but unissued common stock, or if the Committee shall so elect, shall be treasury shares.

  (b) Stock options issued under this Plan are intended to be incentive stock options as that term is defined in Section 422 of the Code, unless otherwise specifically designated by the Committee as non-incentive options. The stock subject to the options shall be shares of the Company's authorized but unissued $.10 par value common stock.

  (c) The aggregate fair market value (determined as provided in paragraph 7 below on the date an option is granted) of the Company's stock with respect to which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any parent or subsidiary of the Company) shall not exceed $100,000. Non-incentive stock options shall not be subject to the limitations relating to incentive stock options described in the preceding sentence. An employee to whom an option has been granted may, if he is otherwise eligible, be granted an additional non-incentive option or options if the Committee shall so determine.

  (d) The Committee may, with Participant approval, cancel and reissue options. Options which terminate unexercised or are canceled may be reissued under the Plan.

  (e) No employee shall receive more than three hundred thousand (300,000) options to purchase shares of Company stock under this Plan in any one calendar year. This amount shall be proportionally adjusted pursuant to the anti-dilution provisions of this Plan contained in Section 6.

6. CHANGE IN CAPITALIZATION

  (a) The aggregate number and class of shares which may be issued or granted under this Plan may be adjusted proportionately, in the discretion of the Committee, for any increase or decrease in the number of issued shares resulting from a stock split, stock dividend or dividends exceeding a total of five percent (5%) for which the record dates occur in any one fiscal year, a recapitalization or other like capital adjustment including merger, reorganization or consolidation. The adjustment described above shall apply to the price per share, the number and class of shares subject to each option outstanding prior to the adjustment.

  (b) Upon any reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or upon any dividend or distribution to shareholders of more than five percent (5%) of the Company's assets, adequate adjustment or other provisions shall be made by the Committee or the other party to such transaction. The holders of outstanding Logicon options shall be entitled to receive upon exercise thereafter, the shares, securities or assets which would have been issuable or payable had the Participant been the owner of the number of Logicon shares subject to the option on the applicable date of reorganization, merger or consolidation. Any securities so substituted shall be subject to similar successive adjustments. Any adjustment made under this paragraph 6 shall be made by the Board of Directors, whose determination with regard thereto shall be final and conclusive.

7. OPTION PRICE

  The purchase price ("the Exercise Price") of shares covered by each incentive stock option granted pursuant to the Plan shall be determined by the Committee, but in no event shall any such Exercise Price be less than one hundred percent (100%) of the fair market value of such shares on the date the option is granted. The Committee shall have full authority and discretion in fixing the Exercise Price and determining the fair market value of the Company's stock and shall be fully protected in doing so, provided that (a) if the stock of the Company is not listed upon an established stock exchange, the fair market value per share shall not be less than the mean between representative "bid" and "ask" quotations of the stock in the over-the-counter market for the most recent trading date prior to the date of grant as reported by the Wall Street Journal (Western Edition), and (b) if the stock is listed upon an established stock exchange or exchanges, the fair market value shall not be less than the fair market value of such shares on the date of grant or not less than the last sales price on any such exchange for the most recent trading date prior to the date of grant as reported by the Wall Street Journal

(Western Edition). The Exercise Price of shares covered by each option granted to a stockholder who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of any subsidiary corporation, shall be at least one hundred ten percent (110%) of the fair market value of such shares on the date the option is granted.

8. OPTION PERIOD AND EXERCISE OF OPTIONS

  (a) The period of time within which any option granted pursuant to this Plan may be exercised shall be determined in each case by the Committee, but in no event shall any such exercise period exceed 10 years from the date of the grant of the option. However, in the case of a grant to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company, or of any subsidiary corporation, the exercise period shall not exceed five (5) years from the date of the grant of the option.

  (b) Subject to the provisions of paragraph 8(c), the Committee shall have the discretion to determine whether any particular option or options shall be exercisable all at one time or in installments, which may be cumulative or noncumulative. No option may be exercised for a fraction of a share. The Exercise Price of any shares purchased upon exercise of any option granted pursuant to the Plan shall be paid in full at the time of exercise. The Participant may pay for the exercised option (a) in cash or cashier's check;
(b) by tendering shares of the Company's stock having a fair market value equal to the Exercise Price, determined in the manner provided in paragraph 7 above, as of the most recent trading date for the Company's stock prior to the date of exercise; (c) if applicable, by tendering a promissory note in accordance with paragraph 10 below, (d) in addition to the payment methods described above, the option granted to any eligible employee may provide that the option can be exercised and payment made by delivering a properly executed exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the Exercise Price, and in addition to the methods of payment for the option exercise described above, the Participant may satisfy any tax withholding requirements using any of the payment methods described above including, but not limited to, the tender of additional shares of previously owned Company Stock. The Company may not be obligated to deliver certificates for the shares unless and until it receives full payment of the Exercise Price therefor. The Company may withhold all applicable taxes upon the exercise of a non-statutory option.

  (c) Exercise of each option is conditioned upon the agreement of the Participant to the terms and conditions of this Plan and of such option as evidenced by his execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Participant that:
(a) no shares acquired hereunder will be sold or otherwise distributed in violation of the Securities Act of 1933 or any other applicable federal or state securities laws; (b) each share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions; (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its transfer agent and registrar without liability; (d) if the Participant is subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, the Participant will furnish to the Company a copy of each Form 4 or Form 5 filed by him and will timely file all reports required under federal securities laws; and (e) the Participant will report all sales of shares acquired hereunder to the Company in writing on the form prescribed by the Company.

  (d) No option shall be exercisable unless and until any applicable registration requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a registration statement under the Securities Act of 1933 for the issuance of options and shares acquired hereunder, but there may be times at which no such registration statement will be currently effective. The exercise of options may be temporarily suspended without liability to the Company during times when no such registration statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. The Company shall have no obligation to file any registration statement covering resales of shares acquired hereunder.

9. PURCHASE OF RESTRICTED SHARES

  (a) Awards made under the Plan shall constitute offers by the Company to sell stock to the Participants receiving such awards in the manner herein described. A Participant may accept any such offer only by tendering to Logicon, at any time during the fifteen business days following notification of the award, or during the fifteen business days following the date on which stockholder approval is obtained in the case of awards made prior thereto, the full purchase price of the stock subject to such award as determined pursuant to paragraph 4 above. Every award made hereunder must be accepted in full, if at all. The time for acceptance may be extended as provided in paragraph 15 below, and shall be extended, not exceeding 45 business days, for the time during which a prospective Participant is on vacation, traveling on business, ill or disabled.

  (b) In lieu of the foregoing procedure, any Participant, upon being advised that the Committee is considering making an award to him or her, may elect to accept such award in advance by tendering to the Company a notice of acceptance in the form to be established by the Committee. By such procedure, the Participant will agree to receive and pay for the stock issued pursuant to the award. The Participant shall thus be obligated to pay for the stock issued in accordance with the provisions of this Plan, and the Committee shall be authorized to fix the exact purchase price and other terms and conditions of the award in accordance with this Plan. The full amount of the purchase price as determined by the Committee shall become immediately due and payable to the Company upon notification of the award to the Participant.

10. LOANS TO PARTICIPANTS

  If the Committee in its discretion should so determine in conjunction with any award or option granted under the Plan, the Company may loan to any Participant the amount of the purchase price of the shares subject to such award or option, less the par value of such shares. Any such loan shall be evidenced by a promissory note executed by the Participant. Such promissory note shall bear interest on the unpaid principal balance at a rate to be determined in the discretion of the Committee at the time of the award, or absent such determination at a rate of 5% per annum, and shall be repayable over a term not in excess of five years. Any promissory note issued hereunder shall be secured by a pledge to the Company of the shares acquired thereby and such shares shall be held by the Company until such promissory note shall have been fully satisfied by the Participant.

11. RESTRICTIONS ON TRANSFER

  No shares of restricted stock purchased under the Plan may be sold, pledged or otherwise transferred or disposed of except as permitted by this Plan. The restricted stock purchased shall be represented by certificates bearing (as applicable) the following legends:

(Always) "These shares were acquired pursuant to Logicon, Inc.'s 1979 Restricted Stock Purchase Plan and may not be sold, pledged or otherwise disposed of except in accordance therewith."

(Add for Affiliates)
              "The holder of these shares may be an "affiliate" of Logicon, Inc. and may not sell, pledge or otherwise dispose of such shares except in accordance with registration under, or an exemption (such as Rule 144) from registration under the Securities Act of 1933, and may also be subject to Section 16 of the Securities Exchange Act of 1934."

(Always) "Questions concerning the foregoing should be directed to the Compensation Committee of Logicon, Inc. or to the person designated by such Committee."

12. VESTING OF RESTRICTED SHARES

  Unless the Committee shall otherwise specifically provide, in connection with a particular award (either at the time of the award or thereafter), twenty percent (20%) of the shares purchased under any award shall vest for each year of continuous employment with the Company following the date of purchase, except that vesting shall be deferred from day to day if and while any payment due under any promissory note executed pursuant to paragraph 10 above is delinquent and provided further that vesting shall be deferred from day to day if and while there remains unpaid under any such promissory note a percentage of the face amount of such note which is larger than the percentage of the award shares which would otherwise vest.

  Nonvested shares shall be restricted in the manner provided in this Plan; Logicon shall have the right (as provided in paragraph 15) and the obligation (as provided in paragraph 14) to repurchase all nonvested shares upon the retirement, disability or death, or upon the voluntary or involuntary termination of employment of any Participant.

13. CHANGE IN CONTROL

  In the event of a change in control of Logicon as herein defined ("Change in Control"), all outstanding awards and options shall immediately become exercisable and shall thereafter be vested in full, provided that any promissory note executed pursuant to Paragraph 10 above has been fully paid, with all restrictions removed. A Change in Control of Logicon shall be deemed to have occurred: (a) on the date Logicon first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) has become the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of Logicon representing twenty percent (20%) or more of the combined voting power of Logicon's then outstanding securities without approval of the Board of Directors; or (b) on the date the stockholders of Logicon approve (i) a merger of Logicon with or into any other corporation in which Logicon is not the surviving corporation or in which Logicon survives as a wholly-owned subsidiary of another corporation, (ii) a consolidation of Logicon with any other corporation, or (iii) a sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

14. TERMINATION OF EMPLOYMENT

  A. Except as otherwise provided in paragraph 15 below, upon termination of employment of a Participant for any reason, all nonvested shares issued to such Participant shall be repurchased by Logicon at their award purchase price, plus any interest paid by the Participant under any promissory note hereunder. Such repurchase shall be paid by first canceling the balance of any promissory note of such Participant hereunder and by then paying any balance in cash.

  B. Each Participant must agree, as a condition of receiving an option, that he will at the request of the Company, remain in the continuous employ of the Company for a period of not less than two years after the option is granted and shall abide by the terms and conditions of the option agreement. However, such agreement shall not impose upon the Company or any subsidiary any obligation to retain the Participant in its employ for any period. Any termination of the Participant's employment during such period that is either for cause or voluntary on the part of the Participant and without the consent of the Company shall be deemed a violation by the Participant of his agreement. In the event of such violation, any option or options held by him, to the extent not theretofore exercised, shall forthwith terminate.

  C. If the employment of the Participant terminates for any reason other than death or permanent and total disability, and not in violation of his option agreement, his option (subject to earlier expiration as provided in paragraph 8 hereof) shall expire three months after the date of such termination. During that three month period the option may be exercised only to the extent that it was exercisable by its terms on the date employment terminated.

15. RETIREMENT, DISABILITY OR DEATH

  A. RESTRICTED STOCK

    (i) Upon the retirement at or after the Participant's Normal Retirement Date, disability or death of any Participant, the Committee shall determine, by special resolution, whether any or all nonvested shares of such Participant shall vest. All shares of such Participant remaining nonvested shall be sold to and purchased by Logicon at the price defined in paragraph 14.

    (ii) "Normal Retirement Date" shall mean the date on which the Employee attains the age of sixty-five (65) years.

    (iii) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of his employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled Employee under the Social Security Act in effect on the date of disability.

  B. INCENTIVE AND NON-INCENTIVE STOCK OPTIONS

    (i) If the employment of the Participant terminates due to permanent and total disability within the meaning of Section 105(d)(4) of the Code, his option (subject to earlier expiration as provided in paragraph 8 hereof) shall expire twelve months after the date of such termination. During that 12-month period the option may be exercised only to the extent it was exercisable by its terms on the date employment terminated.

    (ii) Notwithstanding any other provision of this Paragraph 15, a Participant who elects retirement (at age sixty-five (65) or early retirement (at age fifty-five (55) with five (5) consecutive years of service with the Company) shall be entitled to exercise the option in full for a period of three (3) months after the Participant's retirement or early retirement date.

    (iii) If the employment of the Participant terminates because of death, or if the Participant dies during the three month or one year periods referred to in subparagraph 15(B)(i) above, the option may be exercised at any time prior to its expiration by the estate of the Participant or the persons to whom the option was transferred by bequest or inheritance as provided in Section 421(c) of the Code, subject to earlier termination at the discretion of the Committee.

16. REGISTRATION OF SHARES

  Notwithstanding any other provision of this Plan or any award hereunder, Logicon shall be under no obligation to issue shares under the Plan while, in the opinion of its counsel, any applicable legal requirement for the issuance of such shares may not be satisfied, including but not limited to the requirements of the Securities Act of 1933, California or other state securities laws, and the listing of such shares with the New York Stock Exchange. The Company shall use its best efforts to satisfy all such applicable legal requirements. Any delay in meeting such requirements shall not extend the vesting period but shall extend the award acceptance period the same number of days.

  If any award shares are issued without registration under the Securities Act of 1933, then in addition to the legends provided for in paragraph 11, the award shares shall bear a suitable restrictive legend and the acceptance of such awards shall be subject to the execution of a suitable investment letter by the Participant, in form and substance satisfactory to the Committee.

17. AMENDMENT AND TERMINATION

  The Board of Directors may at any time suspend, amend or terminate the Plan, except as otherwise provided herein. Except as provided in paragraphs 6 and 13 herein, amendment or modification of the Plan may be adopted, except subject to shareholder approval, which would (a) increase the maximum number of shares of common stock subject to awards under the Plan, (b) change the class of employees eligible to participate under the Plan, (c) reduce the minimum purchase price (except for adjustments pursuant to paragraph 6, or (d) otherwise materially increase benefits to Participants under the Plan. No suspension, amendment or termination of the Plan shall affect awards then outstanding.

18. APPLICATION OF PROCEEDS

  Proceeds from the sale of award shares shall constitute a part of the general funds of Logicon.

19. SUCCESSORS IN INTEREST

  The provisions of this Plan and the actions of the Committee shall be binding on all heirs, successors and assigns of the Company and of Participants.

20. NON-ASSIGNABILITY

  Except as otherwise provided herein, no rights under the Plan, and no nonvested options or shares purchased hereunder, may be sold, donated, assigned, pledged, hypothecated or otherwise transferred in any manner, whether by voluntary action, operation of law, or devolution upon death, except with the written consent of the Committee. In the event of any transfer of such restricted rights or shares (e.g., under any law which renders the foregoing restriction inapplicable in the circumstances), such rights or shares shall remain subject to all of the provisions of this Plan and of such award, unless otherwise determined by the Committee.

21. TAXATION OF RESTRICTED SHARES

  Under present law each Participant will be required to recognize personal services income equal to the spread between the market value of awarded shares and their purchase price on the date restrictions (other than securities law restrictions) upon disposition hereunder lapse, i.e., generally as to twenty percent (20%) of the shares annually unless the Committee establishes a different vesting schedule. If the employee voluntarily makes an election under Section 83(b) of the Code then the Employee will recognize ordinary income on the spread on the date of the award. The acceptance of each award or the exercise of any option shall constitute an agreement by the Participant to report such income in accordance with then applicable law and to cooperate with the Company in establishing the amount of such income and the corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employer tax purposes will be done, if and as required by law, from the salaries (including bonuses and any other form of cash remuneration) of Participants.

22. FORM OF DOCUMENTS

  The form of award, acceptance of award, promissory note, investment letter, option agreement, and any other documents incident to this Plan shall be as established and modified by the Committee or under its direction and supervision. All such other documents prepared and/or executed or delivered in connection with the Plan shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the Plan shall prevail.

23. MERGER, CONSOLIDATION OR TENDER OFFER

  Upon any merger or consolidation of Logicon with or into any other corporation, or upon any tender offer for Logicon common stock, in which cash and/or securities of such corporation (or its parent or subsidiaries) are offered or are to be substituted in whole or in part for Logicon common stock, nonvested award shares may participate therein. The offeror may provide that any such new securities shall be legended and shall be subject to any or all of the prior provisions of such award to the extent such provisions (including restrictions) are in effect at the time the transaction is consummated. Prior to consummation of any such transaction, the Committee shall have the discretion to accelerate or otherwise alter the vesting schedule of any or all outstanding award shares as provided in paragraphs 12 and 13 above. Successive mergers, consolidations or tender offers shall be handled in the same manner.

  Notwithstanding the foregoing, in any transaction in which Logicon is the surviving entity, or in which the management of Logicon continues substantially as the management of the surviving entity, the provisions of this Plan shall continue to apply to the substituted securities.

24. CONTINUED EMPLOYMENT

  The Plan and awards hereunder shall not impose any obligation on the Company to continue to employ any Participant and the Participant shall remain an at-will employee of the Company. Moreover, no provisions of this Plan or any document executed or delivered pursuant hereto shall be deemed modified in any way by any employment contract between a Participant (or other employee) and the Company.

25. MISCONDUCT OF PARTICIPANTS

  Notwithstanding any other provision of the Plan to the contrary, in the event that a Participant shall participate in fraud or dishonesty toward the Company or its subsidiaries or shall wrongfully use or disclose any trade secret, confidential data or other information proprietary to the Company, or shall intentionally take any other action materially inimical to the best interests of the Company, as determined by the Committee, in its sole and absolute discretion, such Participant shall forfeit all rights and benefits under the Plan, and all stock purchased by such Participant under the Plan, whether vested or not vested, shall be repurchased by the Company at the price determined in paragraph 14 above.

26. TERM OF PLAN

  This Plan was adopted by the Board of Directors as of October 5, 1979 and shall terminate as of December 31, 1999. No award shall be made under the Plan after such termination, but awards made prior thereto shall be unaffected by such termination.

27. GOVERNING LAW

  The Plan shall be construed in accordance with, and governed by the laws of the State of Delaware.

28. SEVERABILITY

  If any of the provisions of the Plan shall be held invalid, the remainder of the Plan shall not be affected thereby.

                                  APPENDIX B

                        AMENDMENT TO THE LOGICON, INC.
                   1992 EMPLOYEE INCENTIVE STOCK OPTION PLAN

  Subject to stockholder approval, the Logicon, Inc. 1992 Employee Incentive Stock Option Plan (the " Plan") was amended by action of the Board of Directors of Logicon, Inc. as of June 7, 1996 as follows:

    1. A new Section 4.4 of the Plan is hereby incorporated to read as follows:

      "4.4 No employee shall receive options to purchase more than three hundred thousand (300,000) shares of Company stock under this Plan in any one calendar year. This amount shall be proportionately adjusted pursuant to the anti-dilution provisions of Paragraph 10 of this Plan."

    2. Section 6.2 of the Plan is hereby amended to read as follows:

      "6.2 Subject to the provisions of paragraph 6.3, the Committee shall have the discretion to determine whether any particular option or options shall be exercisable all at one time or in installments, which may be cumulative or noncumulative. No option may be exercised for a fraction of a share. The Exercise Price of any shares purchased upon exercise of any option granted pursuant to the Plan shall be paid in full at the time of exercise. The optionee may pay for the exercised option (a) in cash or cashier's check; (b) by tendering shares of the Company's stock having a fair market value equal to the Exercise Price, determined in the manner provided in paragraph 5 above, as of the most recent trading date for the Company's stock prior to the date of exercise; (c) if applicable, by tendering a promissory note ("Promissory Note") in accordance with paragraph 14 below; or (d) in addition to the payment methods described above, the option granted to any eligible employee may provide that the option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the Exercise Price and, unless otherwise allowed by the Committee, any applicable tax withholding required under the Code. In addition, an optionee may satisfy any applicable tax withholding requirements utilizing any of the methods of payment described above, including the delivery of previously owned Company shares. The Company shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the Exercise Price therefor."

    3. In all other respects the Plan is reaffirmed and declared in full force and effect.

PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                 LOGICON, INC.

 The undersigned hereby appoints Charles F. Smith and Roland R. Speers prox-ies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Logicon, Inc. standing in the name of the under-signed with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of Logicon, Inc. to be held August 5, 1996 or any adjournment thereof.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

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

                                                                Please mark  [X]
                                                               your votes as
                                                               indicated in
                                                               this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND PROPOSALS LISTED BELOW. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES NAMED HEREIN.


Item 1-ELECTION OF DIRECTORS                                            WITHHELD
       Nominees:                                             FOR        FOR ALL
       Dr. Charles T. Horngren                               [_]          [_]
       W. Edgar Jessup, Jr.
       John R. Woodhull

Item 2-Approval of an Amendment to the Logicon, Inc.    FOR    AGAINST   ABSTAIN
       1979 Restricted Stock Purchase Plan              [_]      [_]       [_]

Item 3-Approval of an Amendment to the Logicon, Inc.
       1992 Employee Incentive Stock Option Plan

WITHHELD FOR: (Write that nominee's name in the space provided below).

______________________________________________________________________


Signature(s) __________________________    Date _______________________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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